UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 29, 2015

Dover Saddlery, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51624	04-3438294
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

525 Great Road, P.O. Box 1100, Littleton, Massachusetts		01460
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	978-952-8062

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting of the Stockholders of Dover Saddlery, Inc. was held on May 29, 2015 at 10:00 A.M. (U.S. EDT), at the Westford Regency and Conference Center, Westford, MA 01886. A total of 5,228,813 shares of the Company’s common stock were present or represented by proxy at the meeting, representing 96.65% of the Company’s shares outstanding as of the April 16, 2015 record date.

The matters submitted for a vote and the related final voting results were as follows:

Proposal No. 1: To elect two Class I directors to serve until the 2018 annual meeting or until their respective successors are elected and have been qualified

The final results of the votes cast were as follows:

DIRECTOR	FOR	AGAINST	WITHHELD	BROKER NON-VOTES
Gregory F. Mulligan	4,169,566	—	32,493	—
Kevin K. Albert	4,169,566	—	32,493	—

Pursuant to the foregoing votes, the two Class I Director nominees listed above were elected to serve on the Company’s Board of Directors.

The names, classes and terms of the Directors continuing to serve in office are as follows:

Class II Directors (with terms expiring at the 2016 Annual Meeting, or until their successors are duly elected and qualified):

Jonathan A.R. Grylls
John W. Mitchell
David J. Powers

Class III Directors (with terms expiring at the 2017 Annual Meeting, or until their successors are duly elected and qualified):

Stephen L. Day
James F. Powers

Proposal No. 2: To ratify the selection of McGladrey LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2015

The final results of the votes cast were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,223,374	943	4,496	—

Pursuant to the foregoing vote, the stockholders ratified the selection of McGladrey LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2015.

Proposal No. 3 To approve and adopt the Agreement and Plan of Merger (as it may be amended from time to time, the “merger agreement”), dated as of April 13, 2015, by and among the Company, Dover Saddlery Holdings, Inc., a Delaware corporation (“Buyer”), and Dover Saddlery Merger Sub, Inc., a Delaware corporation and, a wholly-owned subsidiary of Buyer (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “merger”), with the Company surviving the merger as a wholly-owned subsidiary of Buyer

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
4,158,724	42,788	547	1,026,754

Pursuant to the foregoing vote, the stockholders approved and adopted the merger agreement with Buyer and Merger Sub.

Proposal No. 4 To approve certain agreements or understandings with and items of compensation payable to the Company’s named executive officers that are based on or otherwise related to the merger

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
4,140,516	56,591	4,952	1,026,754

Pursuant to the foregoing vote, the stockholders approved the non-binding advisory vote on merger-related compensation.

Proposal No. 5 To approve the adjournment of the 2015 annual meeting of stockholders, if necessary, to solicit additional proxies in favor of the proposal to approve and adopt the merger agreement if there are not sufficient votes at the time of such adjournment to approve and adopt the merger agreement

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,103,289	115,328	10,196	—

Pursuant to the foregoing vote, the stockholder approved the adjournment of the 2015 annual meeting of stockholders, if necessary

Proposal No. 6 To conduct such other business as properly may come before the 2015 annual meeting of stockholders or any other adjournments or postponement thereof

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
4,995,996	231,980	837	—

Pursuant to the foregoing vote, the stockholders granted Director proxyholders their proxy to conduct other proper business at the 2015 annual meeting of the stockholders

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dover Saddlery, Inc.

June 2, 2015	By:	/s/ David R. Pearce

Name: David R. Pearce
Title: Chief Financial Officer